UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 14, 2021, Avalo Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and RBC Capital Markets, LLC as the representatives (the “Representatives”) of the underwriters named therein (the “Underwriters”) relating to an underwritten public offering (the “Offering”) of 12,500,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”) at a public offering price of $2.20 per share of Common Stock. Pursuant to the Underwriting Agreement, the Underwriters have agreed to purchase the Common Stock at a price of $2.0625 per share, with a per share discount to the Underwriters of $0.1375. Under the terms of the Underwriting Agreement, the Company also granted to the Underwriters an option, exercisable in whole or in part at any time for a period of 30 days from the date of the Underwriting Agreement, to purchase up to an additional 1,875,000 shares of Common Stock at a price per share of $2.0625.

Certain insiders may purchase shares of Common Stock in the Offering. Because the Company has not entered into any binding agreements or received any commitments to purchase from any insiders, such insiders may elect not to purchase any shares of Common Stock in the Offering.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-254000), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 8, 2021, under the Securities Act of 1933, as amended (the “Securities Act”), and declared effective on March 19, 2021, a base prospectus, and a prospectus supplement dated September 14, 2021.

The legal opinion, including the related consent, of Troutman Pepper Hamilton Sanders LLP relating to the issuance and sale of the shares of Common Stock to be issued in the Offering is filed as Exhibit 5.1 hereto.

Net proceeds from the Offering are expected to be approximately $25.5 million (excluding any sale of shares of Common Stock pursuant to the option to purchase additional shares of Common Stock granted to the Underwriters), after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The purchase and sale of the Common Stock and the closing of the Offering, is expected to take place on or about September 17, 2021, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, severally and not jointly, for losses, claims, damages, or liabilities arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s directors and executive officers and the Company’s principal stockholder have entered into “lock-up” agreements with the Underwriters that generally prohibit, without the prior written consent of the Representatives, the sale, transfer or other disposition of securities of the Company through the period ending 90 days from the date of the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, including the information discussed under the captions “Part I, Item 1A - Risk Factors” and “Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 8.01    Other Events.

On September 14, 2021, the Company issued a press release announcing the launch of the Offering and on September 14, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the launch and pricing press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 14, 2021, by and between Avalo Therapeutics, Inc., Jefferies LLC and RBC Capital Markets, LLC.

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1).

99.1	Press Release, dated September 14, 2021.

99.2	Press Release, dated September 14, 2021.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: September 15, 2021	By:	/s/ Schond L. Greenway
Schond L. Greenway
Chief Financial Officer

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